                                                                   EXHIBIT 10.23

                              EMPLOYMENT AGREEMENT
                              --------------------


     This Employment Agreement (this "Agreement") is made and entered into as of September 1, 1996, by and between PREFERRED CREDIT CORPORATION, a California corporation (the "Company'), and TODD RODRIGUEZ, an individual ("Executive").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Executive and the Company wish to provide for the terms and conditions of Executive's employment as Chief Executive Officer of the Company.

                               A G R E E M E N T
                               - - - - - - - - -

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive agree as set forth below.

     1.   Employment and Duties.  The Company hereby employs Executive to serve
          ---------------------
as Chief Executive Officer of the Company, with full authority and responsibility to operate and manage, on a day-to-day basis, the business and affairs of the Company. Executive shall perform such other duties and fulfill such other responsibilities prescribed by the Bylaws of the Company and which are customarily accorded to such position. Executive shall report directly to the Board of Directors of the Company (the "Board"). Executive shall endeavor in good faith to perform his duties in an efficient, faithful and business-like manner. During the term of his employment, it is intended that Executive also serve as a Director on the Board and the Company will take action within its powers to include Executive among the slate of directors proposed to be nominated by the Board at any applicable stockholders meeting. In the event Executive shall not be elected to the Board or selected as a nominee for the Board, such event shall constitute termination of Executive without cause under
Section 6(b)(iii). At such time that the Board forms any subcommittees of the Board, the Board shall appoint Employee to serve on such subcommittee. If the Company becomes a publicly held company, the Board shall not be obligated to appoint Employee to either of the Compensation Committee or the Audit Committee, or any committee serving like functions, to the extent such appointment would violate the rules of any national securities exchange, the Nasdaq Stock Market or the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") or the rules and regulations promulgated thereunder.

     In the event that the Company undergoes a reorganization pursuant to which a holding company ("NewCo") for the common stock of the Company is formed, in addition to serving as an employee of the Company, Employee shall be deemed an employee of NewCo which additional employment also shall be governed pursuant to the terms and conditions of this Agreement.

     2.  Term.  The initial term of this Agreement shall begin on September 1,
         ----
1996 and expire on August 31, 2001 unless terminated earlier as set forth in
Section 6 hereof or by mutual agreement of the parties hereto (the "Initial Term"). At the expiration of the Initial Term and each anniversary thereafter, the term of this Agreement shall automatically be extended for an additional year (the "Extension Term") unless either party shall have given written notice to the other party at least six months prior to the end of the Initial Term or the Extension Term, as the case may be, that it does not desire to extend the term of this Agreement. If Executive's employment under this Agreement is extended for an Extension Term, it shall thereafter or during any Extension Term be terminable (other than upon expiration) only as provided in Section 6 or by mutual agreement of the parties hereto.

     3.   Compensation.
          ------------

          (a) Base Salary.  During the term of this Agreement, Executive shall
              -----------
be paid a base salary (the "Base Salary"), payable in accordance with the Company's normal payroll practice. During the first year of the term of this Agreement, Executive's Base Salary shall be $420,000. The annual Base Salary
                                            --------
payable to Executive shall be reviewed at least annually; provided, however,
                                                          --------  -------
that Executive's Base Salary shall not be reduced below $420,000 per annum
                                                        --------
during the term of this Agreement.

          (b) Bonus.  Executive shall be entitled to an annual bonus (the
              -----
"Bonus") equal to 2.5% of the Company's earnings before taxes, as set forth in the Company's annual audited financial statements. For purposes of determining the Bonus, earnings before taxes shall be determined exclusive of the Bonus. The Bonus shall be paid to Executive prior to April 15 of each year.

     4.   Other Executive Benefits.  During the term of this Agreement, the
          ------------------------
Company shall provide to Executive benefits commensurate with his position, including each of the following benefits:

          (a) Medical and Dental Coverage.  The Company agrees to provide
              ---------------------------
coverage to Executive and dependent members of his family under the same medical and dental plans as may be maintained from time to time in the discretion of the Board for the other executive officers of the Company.

          (b) Vacation.  Executive shall be entitled to four (4) weeks of paid
              --------
vacation during Executive's first year of employment with the Company and shall be entitled to five (5) weeks during each year of employment with the Company thereafter for the term of this Agreement. In each case, such entitlement shall accrue pro rata over the contract year and shall be taken at such time or times as not to interfere with the necessary performance of Executive's duties and obligations under this Agreement.

          (c) Business Expenses.  The Company will pay or reimburse Executive
              -----------------
for any out-of-pocket expenses incurred by Executive in the course of providing his services hereunder, which comply with the Company's travel and expense policies adopted from time to time by the Board for the executive officers. Notwithstanding the foregoing, Executive shall be entitled to first class air travel both within and outside the United States and to first-rate accommodations. Such reimbursement shall be made by the Company in the same manner and within the same time period as applicable to the other executive officers of the Company.

          (d) Automobile.  The Company shall pay lease expenses in an amount up
              ----------
to $1,250 per month in connection with Executive's use of an automobile. Alternatively, the Company shall purchase an automobile at a comparable monthly cost for use by Executive (subject to the cost limitations described above). As to such automobile, on the earlier of significant damage or destruction or attaining three years of age, the Company shall replace such automobile with a new automobile selected by Executive. The Company shall pay all costs of insurance, repair, maintenance and operation of such automobile.

          (e) Benefit Plans.  Executive shall be entitled to participate in any
              -------------
pension, profit-sharing, stock option, stock purchase or other benefit plan of the Company now existing or hereafter adopted for the benefit of employees generally or the senior executives of the Company to the same extent as the other senior executives of the Company.

          (f) Life Insurance.  Provided the following policies may be obtained
              --------------
at a reasonable cost, the Company shall provide Executive with a $1,000,000 standard term life insurance policy and a $1,000,000 standard term accidental death policy.

          (g) Disability.  Provided the following policy may be obtained at a
              ----------
reasonable cost, the Company shall provide Executive with a long-term disability policy which provides for an annual disability payment in an amount equal to 125% of Executive's Base Salary.

     5.   Confidential Information.
          ------------------------

          (a) Non-Disclosure.  Executive hereby agrees, during the term of this
              --------------
Agreement, he will not disclose to any person or otherwise use or exploit any proprietary or confidential information, including, without limitation, trade secrets, processes, records of research, proposals, reports, methods, processes, techniques, computer software or programming, or budgets or other financial information, regarding the Company, its business, properties, customers or affairs (collectively, "Confidential Information") obtained by him at any time during the term, except to the extent required by Executive's performance of assigned duties for the Company. Notwithstanding anything herein to the contrary, the term "Confidential Information" shall not include information which (i) is or becomes generally available to the public other than as a result of disclosure by Executive in violation of this Agreement, (ii) is or becomes available to Executive on a non-confidential basis from a source other than the Company, provided that such source is not known by Executive to be furnishing such information in violation of a confidentiality agreement with or other obligation of secrecy to the Company or (iii) has been made available, or is made available, on an unrestricted basis to a third party by the Company, by an individual authorized to do so. Executive may use and disclose Confidential Information to the extent necessary to assert any right or defend against any claim arising under this Agreement or pertaining to Confidential Information or its use, to the extent necessary to comply with any applicable statute, constitution, treaty, rule, regulation, ordinance or order, whether of the United States, any state thereof, or any other jurisdiction applicable to Executive, or if Executive receives a request to disclose all or any part of the information contained in the Confidential Information under the terms of a subpoena, order, civil investigative demand or similar process issued by a court of competent jurisdiction or by a governmental body or agency, whether of the United States or any state thereof, or any other jurisdiction applicable to Executive.

          (b) Injunctive Relief.  Executive agrees that the remedy at law for
              -----------------
any breach by him of the covenants and agreements set forth in this Section 5 may be inadequate and that in the event of any such breach, the Company may, in addition to the other remedies that may be available to it at law, seek injunctive relief prohibiting him (together with all those persons associated with him) from the breach of such covenants and agreements.

     6.   Termination.
          -----------

          (a) Termination by Company for "Cause."  The Company may terminate
              -----------------------------------
this Agreement for "Cause" effective immediately upon written notice thereof to Executive. For purposes of this Agreement, "Cause" shall mean and be limited to the following events: (i) an act of fraud, embezzlement or similar conduct by Executive involving the Company; (ii) any action by Executive involving the arrest of Executive for violation of any criminal statute constituting a felony if the Board reasonably determines that the continuation of Executive's employment after such event would have a adverse impact on the operations or reputation of the Company in the financial community; or (iii) a continuing, repeated willful failure or refusal by Executive to perform his duties; provided, however, that this Agreement may not be terminated under this
--------  -------
subclause (iii) unless Executive shall have first received written notice signed by all members of the Board (other than Executive) advising Executive of the specific acts or omissions alleged to constitute a failure or refusal to perform and such failure or refusal to perform continues after Executive shall have had a reasonable opportunity (not less than 60 days) to correct the acts or omissions cited in such notice.

     In the event of termination for "Cause," Executive shall be entitled to receive that portion of the Base Salary and all benefits accrued through the date of termination.

          (b) Termination by Company Other Than for "Cause."
              ----------------------------------------------

              i)    Death.  Provided that notice of termination has not
                    -----
previously been given under any Section hereof, if Executive shall die during the term of this Agreement, this

Agreement and all of the Company's obligations hereunder shall terminate, except that Executive's estate or designated beneficiaries shall be entitled to receive
(A) all earned and unpaid Base Salary through the date of termination; (B) the Base Salary, Bonus, and all benefits with respect to the then current contract year which would have been payable or provided to Executive had the term ended one year following the last day of the month in which Executive's death occurred; and (C) all other benefits that may be due to Executive or Executive's estate or beneficiaries under the general provisions of any benefit plan, stock incentive plan or other plan in which Executive is then a participant, which benefits shall continue to be provided for a period of one year following the date of death. In addition, all stock options that have become exercisable as of the date of death shall remain so for a period of twelve (12) months. All payments required to be made under this Section 6(b)(i) shall be made pursuant to the payment schedule in effect at the date of Executive's death.

          ii)       Disability.  Provided that notice of termination has not
                    ----------
previously been given under any Section hereof, if Executive becomes ill or is injured or disabled during the term such that Executive fails to perform all or substantially all of the duties to be rendered hereunder and such failure continues for a period in excess of 26 consecutive weeks (a "Disability"), the Company shall continue to employ Executive under this Agreement for one year from the date of the Disability (which one year period shall commence at the beginning of the 26 week period referred to herein) and shall continue to pay Executive the Base Salary in effect on the date of the Disability (determined at the beginning of the 26 week period referred to herein), the Bonus, and all benefits then in effect; provided, that (A) the Company may relieve Executive of his duties and responsibilities hereunder to the extent permitted by law and (B) any long-term disability payments received by Executive under any disability insurance plan made available to Executive by the Company if the premiums were paid by the Company shall be deducted from the salary and bonus payments otherwise required to be paid to Executive hereunder. If during the term and subsequent to the Disability commencement date (which shall be at any time following the end of the 26 week period referred to herein) Executive shall fully recover, the Company shall have the right (exercisable within 60 days after receipt of notice from Executive of such recovery), but not the obligation, to restore Executive to full-time service at full compensation. If the Company elects not to restore Executive to full-time service, Executive shall be entitled to obtain other employment. If Executive is not restored to full-time employment with the Company, all stock options that have become exercisable as of the date of Disability (determined at the end of the 26 week period referred to herein) shall remain so for a period of twelve (12) months.

          iii)      Without Cause.  If the Company elects to terminate Executive
                    -------------
for any reason whatsoever (a "Severance Termination"), Executive shall receive three times the greater of (i) Employee's Base Salary and Bonus received during the immediately preceding year; and (ii) Employee's Base Salary and Bonus (determined on a pro rata basis if employment is terminated pursuant to this
Section during the year) for the current year.   In addition, all options
granted over the term shall become immediately exercisable and shall remain exercisable for a period of twelve (12) months. In the event of a Severance Termination, Executive will also be provided with reasonable office space and secretarial support as well as the same mailing address and telephone number which Executive had during the term for up to twelve months, and the Company shall pay the costs of outplacement services with a provider of Executive's choice at a level appropriate to Executive's title and position as requested by Executive.

          The parties believe that the above payments do not constitute "Excess Parachute Payments" under Section 280G of the Code. Notwithstanding such belief, if any benefit under the preceding paragraph is determined to be an "Excess Parachute Payment" the Company shall pay Executive an additional amount ("Tax Payment") such that (x) the excess of all Excess Parachute Payments (including payments under this sentence) over the sum of excise tax thereon under Section 4999 of the Code and income tax thereon under Subtitle A of the Code and under applicable state law is equal to (y) the excess of all Excess Parachute Payments (excluding payments under this sentence) over income tax thereon under Subtitle A of the Code and under applicable state law.

          (c) Prohibited Termination.  Notwithstanding any other provision in
              ----------------------
this Section 6, so long as Executive beneficially owns 10% or more of the outstanding shares of common stock of the Company (the "Common Stock"), or, collectively with Mr. Walter Villaume, beneficially owns 20% or more of the outstanding shares of Common Stock, the Company may not terminate Employee under any circumstances. For purposes of this paragraph, "beneficial ownership" shall have the meaning set forth in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          (d) Termination by Executive.  Executive may (but shall not be
              ------------------------
obligated to) terminate this Agreement effective 30 days after the giving of such notice given at any time within two years following a Change in Control (as defined herein) or upon the occurrence of any of the following events: (i) the Company shall fail to pay or shall reduce the Base Salary, Bonus or other benefits provided herein, except as permitted hereunder, or shall otherwise breach any material provision hereof which breach is not cured within 10 days after receipt of notice thereof from Executive; (ii) the Company shall fail to cause Executive to remain the Chief Executive Officer of the Company; (iii) Executive shall not be continuously afforded the authority, powers, responsibilities and privileges contemplated in Section 1 above (whether or not accompanied by a change in title); (iv) the Company shall require Executive's primary services to be rendered in an area other than the Company's principal offices in the Irvine, California area; or (v) after a Change in Control, the Company increases the base salary for senior executives of the Company generally without similarly increasing the Base Salary of Executive. For purposes of clause (iii), Executive shall be deemed not to have been continuously afforded the authority, powers, responsibilities and privileges contemplated in Section 1 above if there shall occur any reduction in the scope, level or nature of Executive's employment hereunder, or any demotion, any phasing out or assignment to others, of the duties contemplated herein.

          As full payment of any amounts due and owing to Executive if termination occurs under this Section, if Executive elects to terminate the Agreement as a result of a Change in Control or for any other reason set forth in clauses (i) through (v) above, then Executive shall have no further obligation to perform services for the Company but shall be entitled to receive from the Company the Severance Package (as defined above). In addition, all options which would vest as of the next scheduled vesting date term shall become immediately exercisable and all vested options shall remain exercisable for the balance of their 10-year term.

          (e) Payment of Termination Amounts.  Executive may elect to have all
              ------------------------------
amounts to be paid to Executive pursuant to this Section 6 payable (i) over the remaining term of this Agreement or for such shorter period as expressly provided for herein, as applicable, or (ii) in a lump sum within 30 days following termination; provided, however, in each case, the Bonus component
                       -----------------
shall be payable as scheduled in Section 3(b) hereof. In the event Executive elects to be paid pursuant to clause (i), Executive agrees promptly to notify the Company in writing of Executive's acceptance of full-time employment; within 15 days after receipt of such notice, the Company shall pay Executive in a lump sum any amounts which remain otherwise due to Executive hereunder.

          (f) Stock and Similar Rights.  Except with regard to the vesting and
              ------------------------
exercise dates of options as set forth in this Section 6, Executive's rights under any other agreement or plan under which stock options, restricted stock or similar awards are granted shall be determined in accordance with the terms and provisions of such plans or agreements.

          (g) No Mitigation or Offset.  Payment of any sum under this Section 6
              -----------------------
shall not be subject to any claim of mitigation nor shall the Company be entitled to any right of offset with respect thereto.

          (h) Other Insurance Policies.  Upon any termination of Executive's
              ------------------------
employment, and upon reimbursement of the Company of all amounts paid by the Company in connection with such policies, Executive shall have the right to purchase or otherwise direct the disposition or assignment of any disability insurance policy on him held by the Company (excluding only group disability insurance policies) upon the payment of One Dollar ($1.00) as the total consideration for each such policy.

     7.   Change in Control.  For purposes of this Agreement, a "Change in
          -----------------
Control" shall mean the occurrence of any of the following events which occur after the date hereof:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act ("Rule 13d-3")) of 20% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided,
                                                                 --------
however, that neither of the following acquisitions shall constitute a Change in
-------

Control; (i) any acquisition by the Company or (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

          (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to
       --------  -------
the date hereof whose election, or nomination for election by the stockholders of the Company, shall be approved by a vote of a least a majority of the directors then compromising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; or

          (c) The election of a director absent the approval of both Executive and Walter Villaume; or

          (d) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation: (i) more than 60% of the combined voting power of the then outstanding voting securities of the corporation resulting from such reorganization, merger, or consolidation, which may be the Company (the "Resulting Corporation") entitled to vote generally in the election of directors (the "Resulting Corporation Voting Securities") shall then be owned beneficially, directly or indirectly, by all or substantially all of the Persons who were the beneficial owners of Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation, in substantially the same proportions as their respective ownerships of Outstanding Voting Securities immediately prior to such reorganization, merger, or consolidation; (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, the Resulting Corporation, and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the combined voting power of Outstanding Voting Securities) shall own beneficially, directly or indirectly 20% or more of the combined voting power of the Resulting Corporation Voting Securities; and (iii) at least a majority of the members of the Board of the Resulting Corporation shall have been members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

          (e) Approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation (the "Buyer") with respect to which (x) following such sale or other disposition, more than 60% of the combined voting power of securities of Buyer entitled to vote generally in the election of directors ("Buyer Voting Securities"), shall be owned beneficially, directly or indirectly, by all or substantially all of the Persons who were the beneficial owners of the Outstanding Voting Securities immediately prior to such sale or other disposition, in substantially the same proportion as their respective ownership of Outstanding Voting Securities, immediately prior to such sale or other disposition; (y) no Person (excluding the Company and any employee benefit plan (or related trust) of the

Company or Buyer and any Person that shall immediately prior to such sale or other disposition own beneficially, directly or indirectly, 20% or more of the combined voting power of Outstanding Voting Securities), shall own beneficially, directly or indirectly, 20% or more of the combined voting power or, Buyer Voting Securities; and (z) at least a majority of the members of the board of directors of Buyer shall have been members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition or assets of the Company.

     8.   Insurance.  During the term, the Company shall maintain, at no cost to
          ---------
Executive, officers and directors liability insurance that would cover Executive in an amount of no less than $5,000,000.

     9.   Registration Rights.
          -------------------

          (a) Piggyback Registration Rights.  If at any time the Company shall
              -----------------------------
propose to register any shares of Common Stock (but excluding any shares or securities being registered pursuant to Form S-8 or Form S-4 or any successor form thereto), the Company shall (i) give the Executive written notice, or telegraphic, telecopy or telephonic notice followed as soon as practicable by written confirmation thereof, of such proposed registration at least 20 business days prior to the filing of such registration statement and, (ii) upon written notice, or telegraphic or telephonic notice followed as soon as practicable by written confirmation thereof, given to the Company by the Executive within 15 days after the giving of such written confirmation or written notice by the Company, the Company shall include or cause to be included in any such registration statement all or such portion of the shares of common stock of the Company owned by Executive (the "Shares") as the Executive may request;

provided, however, that the Company may at any time withdraw or cease proceeding
--------  -------
with any such registration if it shall at the same time withdraw or cease proceeding with the registration of the Common Stock originally proposed to be registered; and provided further, that in connection with any registered public
                ----------------
offering involving an underwriting, the managing underwriter may (if in its reasonable opinion marketing factors so require) limit the number of securities (including any Shares) included in such offering (other than securities of the Company); and provided further, that the registration rights granted in this
              ----------------
Section 9(a) are granted subject to the demand registration rights granted to CS First Boston Corporation pursuant to that certain Warrant Agreement dated October 2, 1996 between CS First Boston Corporation and the Company (the "Warrant Agreement") which may serve to further limit or extinguish Executive's right to include any portion of the Shares in certain registrations. In the event of any such limitation, and to the extent the provisions of the Warrant Agreement permit, the total number of Shares to be offered for the account of Executive in the registration shall be reduced in proportion to the respective number of shares requested to be included therein by all holders of the Company's Common Stock (other than the Company) entitled to include shares of Common Stock in the registration to the extent necessary to reduce the total number of shares proposed to be registered to the number of shares recommended by the managing underwriter.

          (b) Company's Obligations in Piggyback Registration.  The following
              -----------------------------------------------
provisions shall also be applicable at the sole cost and expense of the Company in the case of registrations under Section 7(a):

              i) Following the effective date of such registration statement, the Company shall, upon the request of Executive, forthwith supply such number of prospectuses meeting the requirements of the Securities Act of 1933, as amended (the "Securities Act") as shall be requested by Executive to permit Executive to make a public distribution of all of the Shares, provided that Executive shall from time to time furnish the Company with such appropriate information (relating to the intentions of Executive) in connection therewith as the Company shall request in writing.

              ii) the Company shall bear the entire cost and expense of the registration of securities provided for in this Section (but not the selling expenses of Executive).

              iii) the Company shall indemnify and hold harmless Executive from and against any and all losses, claims, damages and liabilities (including reasonable fees and expenses of counsel) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus included therein required to be filed or furnished by reason of this Section or otherwise or in any application or other filing under, the Securities Act or any other applicable Federal or state securities law, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein (i.e., in any such registration statement, prospectus, application or other filing) or necessary to make the statements therein not misleading, to which such person may become subject, or any violation or alleged violation by the Company to which such Person may become subject, under the Securities Act, the Exchange Act or other Federal or state laws or regulations, at common law or otherwise, except to the extent that such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon and in strict conformity with written information furnished to the Company by such person expressly for use therein; provided however, that
                                                         -------- -------
Executive shall at the same time indemnify the Company, its directors, each officer signing the related registration statement, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities (including reasonable fees and expenses of counsel) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus included therein required to be filed or furnished by reason of this Section, or otherwise or in any application or other filing under, the Securities Act or any other applicable Federal or state securities law, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein (i.e., in any such registration statement, prospectus, application or other filing) or necessary to make the statements therein not misleading, to which such person may become subject, or any violation or alleged violation by Executive to which the Company, its directors, each officer signing the related registration statement, and each person, if any, who controls the Company within the meaning of the Securities Act, may become subject, under the Securities Act, the Exchange Act, or other Federal or state laws or regulations, at common law or otherwise, to the extent that such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon and in strict conformity with written information furnished to the Company by Executive expressly for use therein.

              iv) In the event any person entitled to indemnification hereunder receives in writing a complaint, claim or other written notice of any loss, claim, damage, liability or action giving rise to a claim for indemnification under Section 10(b)(iii), the person claiming indemnification under Section 10(b)(iii) shall promptly notify the person or persons against whom indemnification is sought (the "Indemnitor") of such complaint, notice, claim or action, and the Indemnitor shall have the right to investigate and defend any such loss, claim, damage, liability or action. The person claiming indemnification shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Indemnitor. In no event shall the Indemnitor be obligated to indemnify any person for any settlement of any claim or action effected without the Indemnitor's consent, which consent shall not be unreasonably withheld.

     10.  Waiver of Conflict.
          ------------------

     The Company hereby acknowledges that Employee had an equity interest in Pacific Prime, a sole proprietorship, engaged in the origination of mortgage loans and the subsequent sale of all or a portion of such loans to the Company. The Company hereby waives any conflict of interest and/or claims for relief relating to transactions that have occurred or may occur between Pacific Prime and the Company.

     11.  General Provisions.
          ------------------

          (a) Notices.  All notices, requirements, requests, demands, claims or
              -------
other communications hereunder shall be in writing. Any notice, requirement, request, demand, claim or other communication hereunder shall be deemed duly given (i) if personally delivered, when so delivered, (ii) if mailed, two (2) business days after having been set by registered or certified mail, return-receipt requested, postage prepaid and addressed to the intended recipient as set forth below, (iii) if given by telecopier, once such notice or other communication is transmitted to the telecopier number specified below, and the appropriate telephonic confirmation is received, provided that such notice or other communication is promptly thereafter mailed in accordance with the provisions of clause (ii) above or (iv) if sent through an overnight delivery service under circumstances by which such service guarantees next day delivery, the date following the date so sent:

     If to the Company, to:
     ---------------------

          Preferred Credit Corporation
          3347 Michelson, Suite 400
          Irvine, California  92612
          Attn: President
          Telecopy: (714) 660-3872

     If to Executive to:
     ------------------

          to the address set forth in
          the records of the Company

Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

          (b) Assignment.  This Agreement and the benefits hereunder are
              ----------
personal to the Company and are not assignable or transferable, nor may be the services to be performed hereunder be assigned by the Company to any person, firm or corporation; provided however, that this Agreement and the benefits
                     -------- -------
hereunder may be assigned by the Company to any corporation into which the Company may be merged or consolidated, and this Agreement and the benefits hereunder will automatically be deemed assigned to any such corporation, subject, however, to Executive's right to terminate this Agreement to the extent provided in Section 6. In the event of any assignment of this Agreement to any corporation acquiring all or substantially all of the assets of the Company or to any other corporation into which the Company may be merged or consolidated, the responsibilities and duties assigned to Executive by such successor corporation shall be the responsibilities and duties of, and compatible with the status of, a senior executive officer of such successor corporation. The Company may delegate any of its obligations hereunder to any subsidiary of the Company, provided that such delegation shall not relieve the Company of any of its obligations hereunder. Executive may not assign its rights hereunder or delegate his duties hereunder to any Person.

          (c) Complete Agreement.  This Agreement contains the entire agreement
              ------------------
among the parties hereto with respect to the subject matter hereof and supersedes and cancels any and all previous written or oral negotiations, commitments, understandings, agreements and any other writings or communications in respect of such subject matter.

          (d) Amendments.  This Agreement may be modified, amended, superseded
              ----------
or terminated only by a writing duly signed by both parties.

          (e) Severability.  Any provision of this Agreement which is invalid,
              ------------
illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

          (f) No Waiver.  Any waiver by either party of a breach of any
              ---------
provisions of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of either party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or to deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

          (g) Binding Effect.  This Agreement shall be binding on, and shall
              --------------
inure to the benefit of, the parties hereto and their permitted assigns, successors and legal representatives.

          (h) Counterparts.  This Agreement may be executed by the parties
              ------------
hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same document.

          (i) Governing Law.  This Agreement has been negotiated and entered
              -------------
into in the State of California and shall be construed in accordance with the laws of the State of California.

          (j) Headings.  The headings included in this Agreement are for the
              --------
convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer and Executive has executed the same as of the day and year first above written.

                         PREFERRED CREDIT CORPORATION


                         -----------------------------------------
                         By:
                            --------------------------------------
                         Its:
                             -------------------------------------


                         TODD RODRIGUEZ


                         -----------------------------------------

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